UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2006

Longview Fibre Company

 (Exact name of registrant as specified in its charter)

Washington	001-10061	91-0298760
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Fibre Way, Longview, Washington 98632

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (360) 425-1550

Not applicable.

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 31, 2006, Longview Fibre Company announced that its board of directors declared a dividend on the company's common stock of $0.30 per share, payable July 3, 2006 to shareholders of record at the close of business June 15, 2006.

A copy of the press release related to the dividend is furnished with this Current Report on Form 8-K as exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Press release issued by Longview Fibre Company on May 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGVIEW FIBRE COMPANY

Date: May 31, 2006	By:	/s/ Lisa J. McLaughlin
Lisa J. McLaughlin Senior Vice President - Finance, Secretary and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release issued by Longview Fibre Company on May 31, 2006